UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Otonomy, Inc.

(Name of Registrant as Specified In Its Charter)

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OTONOMY, INC.

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Otonomy, Inc. (“Otonomy”), which will be held at the law offices of Wilson Sonsini Goodrich & Rosati, P.C., located at 12235 El Camino Real, Suite 200, San Diego, California 92130 on June 19, 2015 at 10:00 a.m. Pacific Time. Doors open at 9:00 a.m. Pacific Time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your interest in Otonomy.

Sincerely,

David A. Weber, Ph.D.

President and Chief Executive Officer

OTONOMY, INC.

6275 Nancy Ridge Drive, Suite 100

San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	June 19, 2015 at 10:00 a.m. Pacific Time

Place	Wilson Sonsini Goodrich & Rosati, P.C., located at 12235 El Camino Real, Suite 200, San Diego, California 92130.

Items of Business

•    To elect two directors from the nominees described in this Proxy Statement.

•    To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2015.

•    To transact other business that may properly come before the Annual Meeting.

Record Date	April 28, 2015 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting	IMPORTANT

Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 19, 2015. Our Proxy Statement and Annual Report to Stockholders are available at www.otonomy.com/investors.

By order of the Board of Directors,

Paul E. Cayer

Chief Financial and Business Officer, and Secretary

San Diego, California

April 30, 2015

The date of this proxy statement is April 30, 2015 and it is being mailed to stockholders on or about May 11, 2015.

OTONOMY, INC.

PROXY STATEMENT

FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Pacific Time on June 19, 2015

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our 2015 Annual Meeting of stockholders (the “Annual Meeting”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on June 19, 2015 at 10:00 a.m. Pacific Time, at the law offices of Wilson Sonsini Goodrich & Rosati, P.C., located at 12235 El Camino Real, Suite 200, San Diego, California 92130.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

Why am I receiving these materials?

The Board is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Otonomy’s Annual Meeting, which will take place on June 19, 2015. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. This proxy statement and the accompanying proxy card are being mailed on or about May 11, 2015 in connection with the solicitation of proxies on behalf of the Board.

What proposals will be voted on at the Annual Meeting?

There are two proposals scheduled to be voted on at the Annual Meeting:

•	the election of two Class I directors to hold office until the 2018 Annual Meeting of stockholders or until their successors are duly elected and qualified; and

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015.

At the time this Proxy Statement was mailed, our management and Board were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the notice accompanying this Proxy Statement.

How does our board of directors recommend that I vote?

The Board recommends that you vote:

•	FOR the election of each of the two directors nominated by our board of directors and named in this proxy statement as Class I directors to serve for a three-year term; and

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 28, 2015, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 24,133,864 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Wells Fargo Shareowner Services, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.

Do I have to do anything in advance if I plan to attend the Annual Meeting in person?

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to attend and/or vote your shares in person at the Annual Meeting, but you will need to present government-issued photo identification for entrance to the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. For entrance to the Annual Meeting, you will need to provide proof of beneficial ownership as of the Record Date, such as the notice or voting instructions you received from your broker, bank or other nominee or a brokerage statement reflecting your ownership of shares as of the Record Date, and also present government-issued photo identification.

Please note that no cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting.

How do I vote and what are the voting deadlines?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

•	You may vote via the Internet. To vote via the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card you receive. Your vote must be received by 11:59 p.m. Eastern Time on June 18, 2015 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.

•	You may vote by telephone. To vote by telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 18, 2015 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•	You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope so that it is received no later than June 18, 2015. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of the Board. The Board recommends that you vote FOR the election of each of the two directors nominated by the Board and named in this proxy statement as Class I directors to serve for a three-year term and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015.

•	You may vote in person. If you plan to attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at Otonomy, Inc., 6275 Nancy Ridge Drive, Suite 100, San Diego, California 92121, by 11:59 p.m. Eastern Time on June 18, 2015; or

•	attending the Annual Meeting and voting in person.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxy holders by the Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the

Board. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	FOR the election of each of the two directors nominated by our board of directors and named in this proxy statement as Class I directors to serve for a three-year term (Proposal No. 1);

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015 (Proposal No. 2); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 24,133,864 shares of common stock outstanding, which means that 12,066,933 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

How many votes are needed for approval of each proposal?

•	Proposal No. 1: The election of Class I directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. This means that the two nominees who receive the most FOR votes will be elected. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.

•	Proposal No. 2: The ratification of the appointment of Ernst & Young LLP requires an affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

The Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Otonomy or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Otonomy, Inc.

Attention: Secretary

6275 Nancy Ridge Drive, Suite 100

San Diego, California 92121

(805) 562-0500

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next Annual Meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2016 Annual Meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 12, 2016. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Otonomy, Inc.

Attention: Secretary

6275 Nancy Ridge Drive, Suite 100

San Diego, California 92121

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an Annual Meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an Annual Meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the Annual Meeting by or at the direction of the Board, or (iii) properly brought before the Annual Meeting by a stockholder of record entitled to vote at the Annual Meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2016 Annual Meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than February 26, 2016; and

•	not later than March 27, 2016.

In the event that we hold our 2016 Annual Meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such Annual Meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to such Annual Meeting ; or

•	the 10th day following the day on which public announcement of the date of such Annual Meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an Annual Meeting does not appear to present his, her or its proposal at such Annual Meeting, we are not required to present the proposal for a vote at such Annual Meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our corporate governance and nominating committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”

In addition, our bylaws permit stockholders to nominate directors for election at an Annual Meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently comprised of nine (9) members. Eight (8) of our nine (9) directors are independent within the meaning of the independent director requirements of NASDAQ. Our board of directors is divided into three classes with staggered three-year terms. At each Annual Meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring. Immediately prior to our Annual Meeting, the size of our board of directors will be reduced to seven (7) members. In connection with the anticipated decrease in the size of the board, the board of directors will reclassify its members to maintain the classes of directors in roughly equal size. Immediately prior to our Annual Meeting, David A. Weber, Ph.D. will resign from the board of directors as a Class III director and will immediately be reappointed as a Class I director, and will stand for reelection at our Annual Meeting.

Brian Dovey and John McKearn, Ph.D., each a Class I director, are not being nominated for reelection at the Annual Meeting. We thank Mr. Dovey and Dr. McKearn for their service to the Company and our board of directors. Upon the recommendation of our corporate governance and nominating committee, we are nominating George J. Morrow and David A. Weber, Ph.D., our President and Chief Executive Officer. If elected, Mr. Morrow and Dr. Weber will each hold office for a three-year term until the Annual Meeting of stockholders to be held in 2018.

The following table sets forth the names, ages as of April 1, 2015 and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
1. Director Nominees
George J. Morrow (2)	I	63	Director Nominee	2015	2015	2018
David A. Weber, Ph.D.	I	55	President, Chief Executive Officer and Director Nominee	2010	2015	2018

2. Continuing Directors
Peter Bisgaard (2)	II	41	Chairman of the Board	2010	2016	—
Chau Q. Khuong (1)(2)(3)	II	39	Director	2013	2016	—
Jay Lichter, Ph.D. (1)(2).	II	53	Director	2008	2016	—
Vickie Capps (1).	III	53	Director	2014	2017	—
Heather Preston, M.D. (3).	III	49	Director	2010	2017	—

3. Directors with Terms Expiring at the Annual Meeting/Non-Continuing Director
Brian Dovey (3)	I	73	Director	2010	2015	—
John McKearn, Ph.D. (1)	I	61	Director	2010	2015	—

(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our corporate governance and nominating committee

Nominees for Director

George J. Morrow has served on our board of directors since April 2015. Mr. Morrow served as a consultant to Amgen Inc., a global biotechnology company, from February 2011 until January 2013. From 2003 until his retirement in February 2011, he was the Executive Vice President, Global Commercial Operations at

Amgen Inc., where he also served as Executive Vice President of Worldwide Sales and Marketing between 2001 and 2003. From 1992 to 2001, Mr. Morrow held multiple leadership positions at GlaxoSmithKline Inc. and its subsidiaries, including President and Chief Executive Officer of Glaxo Wellcome Inc. From 1981 to 1992, he served in various positions at Merck & Co., Inc., a pharmaceutical company, last serving as Vice President, Marketing. Mr. Morrow currently serves on the board of directors of public companies Align Technology, Inc., a medical device company, and Vical Incorporated, a developer of biopharmaceutical products. Mr. Morrow served on the board of directors of Safeway Inc., a food and drug retailer, from May 2013 to February 2015, when it was acquired by an investor group led by Cerberus Capital Management, L.P. He also served on the board of directors of Human Genome Sciences, Inc., a public biopharmaceutical development company, from March 2011 to August 2012, when it was acquired by GlaxoSmithKline plc. Mr. Morrow received a Bachelor’s degree in chemistry from Southampton College, Long Island University, a Master’s degree in biochemistry from Bryn Mawr College and an MBA from Duke University’s Fuqua School of Business.

We believe Mr. Morrow is qualified to serve on our board of directors because of his leadership and broad range of experience in the biotechnology and pharmaceutical industries.

David A. Weber, Ph.D. has served as our President and Chief Executive Officer and on our board of directors since November 2010. Prior to joining us, Dr. Weber served from February 2004 to April 2010 as the Chief Executive Officer of MacuSight, Inc., a developer of a sustained delivery formulation of sirolimus for the treatment of severe ophthalmic diseases. Prior to MacuSight, Dr. Weber served as acting Chief Executive Officer and Executive Vice President of Oculex Pharmaceuticals, Inc., a specialty pharmaceutical company focused on the development and commercialization of intraocular pharmaceuticals and drug delivery systems, until its acquisition by Allergan in 2003. Dr. Weber has also held management positions with Oral-B Laboratories, a developer and manufacturer of oral hygiene products, and with Procter & Gamble, Co., a consumer products company. Dr. Weber received his Ph.D. in medical microbiology from Creighton University and his Master’s and Bachelor’s degrees in biological sciences from Wichita State University.

We believe Dr. Weber is qualified to serve on our board of directors because of his broad range of experience in business and healthcare product development, including over a decade as the chief executive officer of companies developing locally delivered therapeutics.

Continuing Directors

Peter Bisgaard has served as chairman of our board of directors since December 2013, and as a director since August 2010. Mr. Bisgaard is currently employed as a Partner at Novo Ventures (US) Inc., which provides consultancy services to Novo A/S, a Danish limited liability company that manages investments and financial assets. He joined Novo Ventures (US) Inc. in 2009. From 2001 to 2009, Mr. Bisgaard was employed as a Partner of Novo A/S. From 1998 to 2001, Mr. Bisgaard was employed with McKinsey & Co., a management consulting firm, where he focused on strategy development, mergers, acquisitions and alliances in various industries. He is also currently a member of the board of directors of a number of private companies and is on the board of Alder Biopharmaceuticals, Inc., a publicly traded clinical-stage biopharmaceuticals company. From February 2013 to March 2015, Mr. Bisgaard served as a member of the board of directors of Nevro Corp., a publicly traded medical device company. Mr. Bisgaard holds an MSc from the Technical University of Denmark and was awarded a post graduate degree in mathematical modeling in economics by the European Consortium for Mathematics in the Industry.

We believe Mr. Bisgaard is qualified to serve on our board of directors and as our chairman because of his strong financial expertise, extensive industry experience, his experience of serving on the board of directors for several biopharmaceutical companies, and his experience with venture capital investments.

Chau Q. Khuong has served on our board of directors since August 2013. Mr. Khuong is currently employed as a Private Equity Partner at OrbiMed Advisers LLC, a venture capital and asset management firm, which he joined in 2003. Mr. Khuong currently serves as chairman of the board of directors of Pieris

Pharmaceuticals, Inc., a public biopharmaceutical company. He also currently serves on the board of directors of Cerapedics, Inc., Aerpio Therapeutics, Inc., Inspire Medical Systems, Inc. and Nabriva Therapeutics AG. Mr. Khuong received a Bachelor’s degree in molecular biology with concentration in biotechnology and a Master’s degree in Public Health with concentration in infectious diseases from Yale University.

We believe Mr. Khuong is qualified to serve on our board of directors because of his leadership experience, his extensive industry experience and his experience as a venture capital investor.

Jay Lichter, Ph.D. has served on our board of directors since May 2008. Dr. Lichter served as our Chief Executive Officer from inception until November 2010. He is an experienced biotechnology and pharmaceutical business executive with 25 years of experience in management, scientific research and business development. Since 2007, Dr. Lichter has been a managing director at Avalon Ventures, an early-stage venture capital fund focused on information technology and life sciences. In that role, he led Avalon’s investments in and served as a director and chief executive officer for privately-held biotechnology companies Afraxis, Inc., Carolus Therapeutics, Inc., ReVision Therapeutics, Inc. and Zacharon Pharmaceuticals, Inc. He also currently serves on the board of directors of Aratana Therapeutics, Inc., a public company. Dr. Lichter also led Avalon’s investments in or serves on the board of privately-held companies Sova Pharmaceuticals, Inc., Avelas Biosciences, Inc., COI Pharmaceuticals Inc. and Sitari Pharmaceuticals Corp. Dr. Lichter received a Bachelor’s degree and Ph.D. in biochemistry from the University of Illinois. He also completed post-doctoral fellowships at Yale University and Du Pont Merck Pharmaceutical Company.

We believe Dr. Lichter is qualified to serve on our board of directors because of his experience as a venture capital investor and his experience as a biotechnology and pharmaceutical business executive with over 25 years of experience in management, scientific research and development.

Vickie Capps has served on our board of directors since March 2014. From July 2002 to December 2013, Ms. Capps was the Chief Financial Officer of DJO Global, Inc. Ms. Capps joined DJO Global, Inc. in 2002. Prior to joining DJO Global, Inc., Ms. Capps served as the Chief Financial Officer of several other public and private companies. Earlier in her career, Ms. Capps was a Senior Audit and Accounting Professional at Ernst & Young LLP. Ms. Capps is currently a member of the Senior Advisory Board of Consonance Capital Partners, or CCP, a healthcare investment firm, and is an Executive Officer and a member of the board of directors of CCP’s portfolio company, Eagle Rx, Inc. Ms. Capps is also a member of the board of directors of Connecture, Inc., a public company, and RF Surgical Systems, Inc., and is the chair of the audit committees of both companies. From 2007 to July 2010, Ms. Capps served as a member of the board of directors of SenoRx, Inc., prior to its acquisition by C. R. Bard, Inc. in July 2010. In addition, Ms. Capps serves as a member of the board of directors of the San Diego State University Research Foundation and is a member of its audit committee and its finance and investment committee. Ms. Capps is a California Certified Public Accountant and was recognized as CFO of the Year by the San Diego Business Journal in 2009 and 2010. Ms. Capps holds a Bachelor’s degree in Business Administration/Accounting from San Diego State University.

We believe Ms. Capps is qualified to serve on our board of directors because of her exceptionally strong skill set consisting of corporate finance, accounting, operations, investor relations, capital markets and strategic business development.

Heather Preston, M.D. has served on our board of directors since August 2010. Dr. Preston is currently employed as a Partner and Managing Director of TPG Biotech, a biotechnology venture capital firm. Dr. Preston joined TPG in 2005. She currently serves on the board of directors of Alder Biopharmaceuticals, Inc., a public company and on the boards of a number of private companies. Prior to joining TPG Biotech, Dr. Preston served for two years as a medical device and biotechnology venture capital investor at JP Morgan Partners, LLC, a private equity firm. Prior to that, she was an Entrepreneur-in-Residence at New Enterprise Associates, a venture capital firm. From 1997 to 2002, Dr. Preston served as a leader of the pharmaceutical and medical products consulting practice at McKinsey & Co. in New York. Dr. Preston holds a Bachelor’s degree in biochemistry from the University of London and an MD from the University of Oxford. After leaving Oxford, Dr. Preston completed a post-doctoral fellowship in molecular biology at the Dana Farber Cancer Institute, Harvard University. Dr. Preston completed her training in Internal Medicine at the Massachusetts General Hospital and then sub-specialized in Gastroenterology and Hepatology at U.C.S.F. During Dr. Preston’s academic career, she was the recipient of a Fulbright Scholarship, a Fulbright Cancer Research Scholarship, a Harlech Scholarship and a Science and Engineering Research Council Post-doctoral Fellowship Award.

We believe Dr. Preston is qualified to serve on our board of directors because of her experience as an investor in biopharmaceutical and life sciences companies, her educational background, and leadership in the medical and life science industries.

Non-Continuing Directors

Brian Dovey has served on our board of directors since August 2010. Mr. Dovey has been a Partner of Domain Associates, L.L.C., a private venture capital management firm focused on life sciences, since 1988. Prior to joining Domain, Mr. Dovey spent six years at Rorer Group, Inc. (now part of Sanofi-Aventis), including as President from 1986 to 1988. Previously, Mr. Dovey was president of Survival Technology, Inc., a start-up medical products company. He also held management positions with Howmedica, Inc., Howmet Corporation and New York Telephone Company. Mr. Dovey has served as both President and Chairman of the National Venture Capital Association. He is the former Chair, but now serves on the Board of Trustees, of the Wistar Institute, a leader in preclinical bio-medical research in the non-profit sector. Mr. Dovey serves on the board of directors and is also Chairman at the Center for Venture Education (Kauffman Fellows Program) and on the La Jolla Playhouse Board of Trustees. Mr. Dovey is also on the Venture Advisory Board of the Skolkovo Foundation. Mr. Dovey currently serves on the board of directors of public companies Orexigen Therapeutics, Inc., a biopharmaceutical company focused on the treatment of obesity, and REVA Medical, Inc., a medical device company. He is a trustee emeritus of Germantown Academy and is a former trustee of the University Of Pennsylvania School Of Nursing and the Burnham Institute for Medical Research. Mr. Dovey has also served as both president and chairman of the National Venture Capital Association. He was also a former board member of the industry associations representing the medical device industry as well as the association representing consumer pharmaceuticals. Mr. Dovey has also served as a member of the board of directors of the following publicly traded companies: Align Technology, Inc., Cardiac Science, Inc. and Neose Technologies, Inc. Mr. Dovey received his Bachelor’s degree from Colgate University and an MBA from the Harvard Business School.

John P. McKearn, Ph.D. has served on our board of directors since August 2010. Dr. McKearn joined RiverVest Venture Partners, a venture capital firm, in April 2008 as a Venture Partner and has been a Managing Director since April 2011. He currently serves on the board of directors of Allakos, Inc., a biopharmaceutical company. Prior to joining RiverVest, Dr. McKearn was the President and Chief Executive Officer of Kalypsys Inc., a biopharmaceutical company. From 2000 to June 2009, Dr. McKearn served on the board of IDM Pharma, Inc. (acquired by Takeda), a biotechnology company. He also previously served on the board of directors of Epimmune Inc., Keel Pharmaceuticals, Inc., ZS Pharma, Inc. and Lumena Pharmaceuticals, Inc. From 1987 to 2003, Dr. McKearn worked as a scientist with G.D. Searle & Company, which merged into Pharmacia Corporation in 2000, serving as the head of discovery research from 1997 to 2003. Before that, he was a senior scientist at E.I. DuPont de Nemours and Company; a member of the Basel Institute for Immunology in Basel, Switzerland; and a research associate in the Department of Microbiology and Immunology at Washington University in St. Louis. Dr. McKearn holds a Bachelor’s degree in biology from Northern Illinois University and a Ph.D. in immunology from the University of Chicago.

Director Independence

Our common stock is listed on The NASDAQ Global Select Market. Under the rules of NASDAQ, independent directors must comprise a majority of a listed company’s board of directors within a specified period after the completion of our initial public offering. In addition, the rules of NASDAQ require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of NASDAQ, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of NASDAQ, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of our audit committee, our board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of NASDAQ, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that none of Messrs. Bisgaard, Dovey, Khuong and Morrow, Drs. Lichter, McKearn and Preston, and Ms. Capps, representing eight of our nine directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors and the director nominee is “independent” as that term is defined under the rules of NASDAQ. Our board of directors also determined that Ms. Capps (chairperson), Mr. Khoung, and Drs. Lichter and McKearn, who comprise our audit committee, and Dr. Lichter (chairperson) and Messrs. Bisgaard, Khuong and Morrow, who comprise our compensation committee, satisfy the independence standards for committee members established by applicable SEC rules and the listing standards of NASDAQ.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Party Transactions.”

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our board of directors is currently chaired by Mr. Bisgaard. As a general policy, our board of directors believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. As such,

Dr. Weber serves as our President and Chief Executive Officer while Mr. Bisgaard serves as our Chairman of the board of directors but is not an officer. We expect and intend the positions of Chairman of the board of directors and Chief Executive Officer to continue to be held by two individuals in the future.

Board Meetings and Committees

During 2014, our board of directors held 6 meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served, except Mr. Dovey and Dr. McKearn.

It is the policy of our board of directors to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at Annual Meetings of stockholders, we encourage, but do not require, our directors to attend.

We have established an audit committee, a compensation committee and a corporate governance and nominating committee. We believe that the composition of these committees will meet the criteria for independence under, and the functioning of these committees comply with the requirements of, the Sarbanes-Oxley Act of 2002, the rules of the NASDAQ Global Select Market, and SEC rules and regulations. We intend to comply with the requirements of the NASDAQ Global Select Market with respect to committee composition of independent directors. Each committee has the composition and responsibilities described below.

Audit Committee

The members of our audit committee are Ms. Capps, Mr. Khoung and Drs. Lichter and McKearn, each of whom is a non-employee member of our board of directors. Dr. McKearn’s tenure will end at the Annual Meeting as he will no longer serve on the board of directors following the Annual Meeting. Our audit committee immediately following the Annual Meeting will be comprised of Ms. Capps, Mr. Khoung and Dr. Lichter. Ms. Capps serves as the chairperson of our audit committee. All members of our audit committee meet the requirements for independence and financial literacy of audit committee members under current NASDAQ listing standards and SEC rules and regulations. Our audit committee chairman, Ms. Capps, is our audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under NASDAQ listing standards. The responsibilities of our audit committee include, among other things:

•	selecting and hiring the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•	approving audit and non-audit services and fees;

•	reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

•	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;

•	reviewing reports and communications from the independent registered public accounting firm;

•	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related party transactions; and

•	establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of NASDAQ. A copy of the charter of our audit committee is available on our website at www.otonomy.com in the Corporate Governance section of our Investor Relations webpage. During 2014, our audit committee held 5 meetings.

Compensation Committee

The members of our compensation committee are Messrs. Bisgaard, Khuong and Morrow and Dr. Lichter. Dr. Lichter serves as the chairperson of our compensation committee. All members of our compensation committee meet the requirements for independence under current NASDAQ listing standards and SEC rules and regulations. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and each is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code, as amended, other than Dr. Lichter. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our board of directors relating to compensation of our executive officers. The responsibilities of our compensation committee include, among other things:

•	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;

•	reviewing and approving or recommending to the board for approval compensation for our executive officers and directors;

•	preparing the compensation committee report that the SEC will require to be included in our annual proxy statement; and

•	administering our equity compensation plans.

Our compensation committee operates under a written charter that satisfies the listing standards of NASDAQ. A copy of the charter of our compensation committee is available on our website at www.otonomy.com in the Corporate Governance section of our Investor Relations webpage. During 2014, our compensation committee held 5 meetings.

Corporate Governance and Nominating Committee

The members of our corporate governance and nominating committee are comprised of Messrs. Dovey and Khuong and Dr. Preston. Mr. Dovey’s tenure will end at the Annual Meeting as he will no longer serve on the board of directors following the Annual Meeting. Our corporate governance and nominating committee immediately following the Annual Meeting will be comprised of Mr. Khuong and Dr. Preston. Dr. Preston serves as the chairperson of our corporate governance and nominating committee. All members of our corporate governance and nominating committee meet the requirements for independence under current NASDAQ listing standards and SEC rules and regulations. The responsibilities of our corporate governance and nominating committee include, among other things:

•	identifying, evaluating and making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;

•	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting; and

•	evaluating the performance of our board of directors and of individual directors.

Our corporate governance and nominating committee operates under a written charter that satisfies the listing standards of NASDAQ. A copy of the charter of our corporate governance and nominating committee is available on our website at www.otonomy.com in the Corporate Governance section of our Investor Relations webpage. During 2014, our corporate governance and nominating committee held 1 meeting.

Compensation Committee Interlocks and Insider Participation

During the past fiscal year, none of the members of our compensation committee were an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of our board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

It is the policy of the corporate governance and nominating committee of our board of directors (“Governance Committee”) to consider recommendations for candidates to our board of directors from stockholders holding no less than one percent (1%) of the outstanding shares of the Company’s common stock continuously for at least twelve (12) months prior to the date of the submission of the recommendation or nomination.

The Governance Committee will use the following procedures to identify and evaluate any individual recommended or offered for nomination to our board of directors:

•	The Governance Committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the Governance Committee from other sources.

•	In its evaluation of director candidates, including the members of our board of directors eligible for re-election, the Governance Committee will consider the following:

•	The current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors.

•	Such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The Governance Committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

•	Other factors that the Governance Committee deems appropriate.

•	The Governance Committee requires the following minimum qualifications to be satisfied by any nominee for a position on our board of directors:

•	The highest personal and professional ethics and integrity.

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Skills that are complementary to those of the existing board of directors.

•	The ability to assist and support management and make significant contributions to the Company’s success.

•	An understanding of the fiduciary responsibilities that is required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

•	If the Governance Committee determines that an additional or replacement director is required, the Governance Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Governance Committee, our board directors or management.

The Governance Committee may propose to our board of directors a candidate recommended or offered for nomination by a stockholder as a nominee for election to our board of directors.

Stockholder Recommendations for Nominations to the Board of Directors

A stockholder that wants to recommend a candidate for election to our board of directors should direct the recommendation in writing by letter to the Company, attention of the Secretary, at 6275 Nancy Ridge Drive, Suite 100, San Diego, California 92121. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.

A stockholder that instead desires to nominate a person directly for election to our board of directors at an Annual Meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.4 of the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission. Section 2.4 of the Company’s Bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Secretary of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s Annual Meeting; provided, however, that in the event that no Annual Meeting was held in the previous year or if the date of the Annual Meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s Annual Meeting, then notice by the stockholder to be timely must be so received by the Secretary of the Company not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to such Annual Meeting and (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such Annual Meeting is first made. That notice must state the information required by Section 2.4 of the Company’s Bylaws, and otherwise must comply with applicable federal and state law. The Secretary of the Company will provide a copy of the Bylaws upon request in writing from a stockholder. “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto.

Communications with the Board of Directors

Our board of directors believes that management speaks for Otonomy, Inc. Individual board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Secretary, at Otonomy, Inc., 6275 Nancy Ridge Drive, Suite 100, San Diego, California 92121, Attn: Secretary. Our Secretary monitors these communications and will provide a summary of all received messages to the board of directors at each regularly scheduled meeting of the board of directors. Our board of directors generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate.

Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interest party communications with the non-management directors is administered by the Company’s corporate governance and nominating committee. This procedure does not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, or (c) communications to the Audit Committee pursuant to the Complaint Procedures for Accounting and Auditing Matters.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Ethics and Conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial and Business Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Ethics and Conduct is posted on our website at www.Otonomy.com in the Corporate Governance section of our Investor Relations webpage. We intend to post any amendments to our Code of Ethics and Conduct, and any waivers of our Code of Ethics and Conduct for directors and executive officers, on the same website.

Role of the Board in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee also monitors compliance with legal and regulatory requirements and reviews related party transactions, in addition to oversight of the performance of our external audit function. Our corporate governance and nominating committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Director Compensation

Each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards. We also reimburse our directors for expenses associated with attending meetings of our board of directors and committees of our board of directors. All non-employee directors are entitled to receive the following cash compensation for their services:

•	$35,000 per year for service as a board member;

•	$20,000 per year additionally for service as chairman of the board;

•	$15,000 per year additionally for service as chairman of the audit committee;

•	$7,500 per year additionally for service as an audit committee member;

•	$10,000 per year additionally for service as chairman of the compensation committee;

•	$5,000 per year additionally for service as a compensation committee member;

•	$7,500 per year additionally for service as chairman of the corporate governance and nominating committee; and

•	$3,750 per year additionally for service as a corporate governance and nominating committee member.

All cash payments to non-employee directors will be paid quarterly in arrears on a prorated basis.

In addition, each non-employee director automatically will be granted an initial award of a nonstatutory stock option to purchase 25,000 shares of our common stock effective on the date on which such person first becomes elected as a non-employee director. Such initial award will vest as to one-third of the shares subject thereto on each anniversary of the initial award’s grant date, provided that the director remains a service provider through the applicable vesting date. On the date of each Annual Meeting of our stockholders, beginning with this Annual Meeting, each non-employee director who has been a non-employee director for three months or more on the date of the Annual Meeting automatically will be granted a nonstatutory stock option to purchase 15,000 shares of our common stock. Such annual award will vest fully on the date of the next Annual Meeting held after the date of grant, provided that the director remains a service provider through the applicable vesting date.

Our 2014 Equity Incentive Plan (the “2014 Plan”) provides that in the event of a merger or change in control, as defined in the 2014 Plan, each outstanding equity award granted under the 2014 Plan that is held by a non-employee director will fully vest, all restrictions on the shares subject to such award will lapse, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all of the shares subject to such award will become fully exercisable, if applicable.

The following table sets forth information regarding compensation earned by or paid to our non-employee directors during 2014:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Peter Bisgaard (2)	—	—	—
Vickie Capps (3)	$41,667	$47,099	$88,766
Brian Dovey	15,000	—	15,000
Chau Q. Khuong	19,839	—	19,839
Jay Lichter, Ph.D.	20,323	—	20,323
John P. McKearn, Ph.D. (4)	—	—	—
George J. Morrow (5)	—	—	—
Heather Preston, M.D.	16,452	—	16,452
Jeffrey Harris, M.D., Ph.D. (6).	—	—	—

(1)	This column reflects the aggregate grant date fair value of stock options granted during 2014 computed in accordance with the provisions of Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation. The assumptions that we used to calculate these amounts are discussed in Note 9 to our audited consolidated financial statements for the year ended December 31, 2014 included in our Annual Report on Form 10-K for the year ended December 31, 2014. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(2)	Consistent with the policies of his employer, Novo Ventures (US) Inc., Mr. Bisgaard waived receipt of compensation for his service on our board of directors for 2014.
(3)	Ms. Capps joined our board of directors in March 2014.
(4)	Dr. McKearn waived receipt of compensation for his service on our board of directors for 2014.
(5)	Mr. Morrow joined our board of directors in April 2015.
(6)	Dr. Harris resigned from our board of directors on March 3, 2014.

The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2014.

Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price Per Share	Option Expiration Date
Peter Bisgaard	—	—		—	—	—
Vickie Capps (1)	—	—		—	—	—
Brian Dovey	—	—		—	—	—
Chau Q. Khuong	—	—		—	—	—
Jay Lichter, Ph.D.	—	—		—	—	—
John P. McKearn, Ph.D.	—	—		—	—	—
George J. Morrow (2)	—	—		—	—	—
Heather Preston, M.D.	—	—		—	—	—
Jeffrey Harris, M.D., Ph.D. (3)	6/16/10	5,688	(4)	—	$2.82	6/16/20
	11/19/10	3,965	(5)	—	$3.17	11/19/20
	6/15/11	4,845	(6)	564	$3.17	6/15/21

(1)	Ms. Capps joined our board of directors in March 2014. Ms. Capps was granted an option to purchase 14,220 shares of common stock on March 6, 2014 at an exercise price of $1.76 per share. 1/24 of the option vested on April 6, 2014, and 1/24 of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date. All of the shares underlying the option are subject to an early exercise provision, and all shares were early exercised on April 9, 2014. In addition, Ms. Capps was granted an option to purchase 7,110 shares of common stock on June 3, 2014 at an exercise price of $6.33 per share. 1/24 of the option vested on May 23, 2014, and 1/24 of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date. All of the shares underlying the option are subject to an early exercise provision, and all shares were early exercised on July 10, 2014.
(2)	Mr. Morrow joined our board of directors in April 2015.
(3)	Dr. Harris resigned from our board of directors on March 3, 2014.
(4)	The option vested with respect to 25% of the shares subject to the option on June 16, 2011, and 1/36th of the remaining shares subject to the option vested monthly thereafter subject to continued service through each vesting date.
(5)	The option vested with respect to 25% of the shares subject to the option on November 19, 2011, and 1/36th of the remaining shares subject to the option vested monthly thereafter subject to continued service through each vesting date.
(6)	The option vested with respect to 25% of the shares subject to the option on May 18, 2012, and 1/36th of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date.

See “Executive Compensation” for information about the compensation of directors who are also our employees.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of nine (9) members. In accordance with our certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At the Annual Meeting, two Class I directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company. Immediately prior to our Annual Meeting, the size of our board of directors will be reduced to seven (7) members. In connection with the anticipated decrease in the size of the board, the board of directors will reclassify its members to maintain the classes of directors in roughly equal size. Immediately prior to our Annual Meeting, David A. Weber, Ph.D. will resign from the board of directors as a Class III director and will immediately be reappointed as a Class I director, and will stand for reelection at our Annual Meeting.

Nominees

Our corporate governance and nominating committee has recommended, and our board of directors has approved, George J. Morrow and David A. Weber, Ph.D. as nominees for election as Class I directors at the Annual Meeting. If elected, each of Mr. Morrow and Dr. Weber will serve as Class I directors until the 2018 Annual Meeting of stockholders or until their successors are duly elected and qualified. Mr. Morrow and Dr. Weber each currently serve on our board of directors. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Mr. Morrow and Dr. Weber. We expect that Mr. Morrow and Dr. Weber will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

The election of Class I directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS I DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Ernst & Young LLP, as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2015. Ernst & Young LLP has served as our independent registered public accounting firm since 2013.

At the Annual Meeting, stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015. Stockholder ratification of the appointment of Ernst & Young LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2015 if our audit committee believes that such a change would be in the best interests of Otonomy and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2014 and 2013.

	2014	2013
Audit Fees (1)	$1,174,000	$177,000
Audit-Related Fees (2)	—	2,000
Tax Fees (3)	32,000	29,000
All Other Fees (4)	2,000	—

	$1,208,000	$208,000

(1)	“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements for those fiscal years. Fees for 2014 also included fees billed for professional services rendered in connection with our Form S-1 and Form S-8 registration statements related to our initial public offering of common stock.
(2)	“Audit-Related Fees” consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services consist of the review of a license agreement.
(3)	“Tax Fees” consist of fees billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” consist of an annual license fee for an accounting database subscription.

Auditor Independence

In 2014, there were no other professional services provided by Ernst & Young LLP that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Ernst & Young LLP for our fiscal years ended December 31, 2013 and 2014 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2015.

AUDIT COMMITTEE REPORT

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Otonomy, Inc., or the Company, specifically incorporates it by reference in such filing.

The audit committee serves as the representative of our board of directors with respect to its oversight of:

•	our accounting and financial reporting processes and the audit of our financial statements;

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	inquiring about significant risks, reviewing our policies for risk assessment and risk management, and assessing the steps management has taken to control these risks; and

•	the independent registered public accounting firm’s appointment, qualifications and independence.

The audit committee also reviews the performance of our independent registered public accounting firm, Ernst & Young LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The audit committee is composed of four non-employee directors. Our board of directors has determined that each member of the audit committee is independent and that Ms. Capps qualifies as an “audit committee financial expert” under the SEC rules.

The audit committee provides our board of directors such information and materials as it may deem necessary to make our board of directors aware of financial matters requiring the attention of our board of directors. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in our 2014 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to our board of directors.

The audit committee has reviewed and discussed the Company’s audited consolidated financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm. The audit committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (PCAOB).

The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence. In addition, the audit committee has discussed with Ernst & Young LLP its independence from management and the Company, including matters in the letter from Ernst & Young LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with Ernst & Young LLP’s independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual

Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the Securities and Exchange Commission. The audit committee also has selected Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2015. Our board of directors recommends that stockholders ratify this selection at the Annual Meeting.

Respectfully submitted by the members of the audit committee of the board of directors:

Vickie Capps (Chair)

Chau Q. Khuong

Jay Lichter, Ph.D.

John McKearn, Ph.D.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers and their respective ages as of April 1, 2015. Officers are elected by the board of directors to hold office until their successors are elected and qualified.

Name	Age	Position
David A. Weber, Ph.D.	55	President, Chief Executive Officer and Director
Paul E. Cayer	53	Chief Financial and Business Officer, and Secretary
Carl LeBel, Ph.D.	56	Chief Scientific Officer
Robert Michael Savel, II.	47	Chief Technical Officer
Anthony Yost	56	Chief Commercial Officer
Dean Hakanson, M.D. (1)	63	Chief Medical Officer

(1)	Dr. Hakanson was elected as an executive officer in March 2015.

For the biography of Dr. Weber, please see “Board of Directors and Corporate Governance—Nominees for Director.”

Paul E. Cayer has served as our Chief Business Officer since October 2008, Chief Financial Officer since October 2010, and Secretary since February 2011. Mr. Cayer brings more than 25 years of experience in the pharmaceutical, medical device and healthcare technology field. Prior to joining our company, Mr. Cayer served from 2005 to 2008 as Senior Vice President, Corporate Development for Verus Pharmaceuticals, Inc., a specialty pharmaceutical company focused on the treatment of allergic and respiratory disorders in children. From 2001 to 2005, Mr. Cayer served as the Chief Financial Officer and Senior Vice President, Business Development of Targeted Molecules Corporation, a biopharmaceutical company. Mr. Cayer has also held various management positions with Gensia Pharmaceuticals, Inc., a biopharmaceutical company, Acuson, a provider of medical ultrasound systems, Castle & Cooke, a consumer products company, and served as consultant with Booz-Allen & Hamilton, a management and technology consulting firm. Mr. Cayer received his MBA and Bachelor’s degree in biomechanical engineering from Harvard University.

Carl LeBel, Ph.D. has served as our Chief Scientific Officer since April 2009. Dr. LeBel has more than 25 years of pharmaceutical research and development experience. From 2003 to 2007, Dr. LeBel served as Executive Director and in a variety of other positions from 1993 to 2003 at Amgen, Inc., biopharmaceutical company. From 1991 to 1993, Dr. LeBel served as Research Scientist at Alkermes, Inc., a biopharmaceutical company. From 1990 to 1991, Dr. LeBel served as Consultant at Arthur D. Little, Inc., a management and technology consulting firm. He is also a scientific fellow of the American Academy of Otolaryngology—Head & Neck Surgery, a full member of the Association for Research in Otolaryngology, and a full member of both the American Association for the Advancement of Science and the Society of Toxicology. Dr. LeBel received his Bachelor’s degree in chemistry from the University of Detroit and a Ph.D. in Biomedical Sciences/Toxicology from Northeastern University.

Robert Michael Savel, II has served as our Chief Technical Officer since January 2014. From September 2011 to December 2013, Mr. Savel served as General Manager and Senior Vice President of Operations for Optimer Pharmaceuticals, Inc., a biopharmaceuticals company. From September 2010 to June 2011, Mr. Savel served as Senior Vice President and Chief Technical Officer for Inspire Pharmaceuticals, Inc., an ophthalmic pharmaceutical company. From April 2008 to September 2010, Mr. Savel served as President of Savel Enterprises LLC, a management consulting firm. From April 2007 to April 2008, Mr. Savel served as the Senior Vice President of Technical Operations for PDL BioPharma, an antibody manufacturer. Earlier in his career, he held leadership operating positions with Johnson & Johnson, a medical devices, pharmaceutical and consumer packaged goods manufacturer, which included the position of Vice President, Quality and Compliance. Mr. Savel received his Bachelor’s degree in mechanical engineering from Virginia Polytechnic Institute and State University in Blacksburg, Virginia.

Anthony J. Yost has served as our Chief Commercial Officer since October 2014. From January 2012 to May 2014, Mr. Yost served as Chief Commercial Officer for Prometheus, Inc., a specialty pharmaceutical and diagnostic company. From August 2011 to January 2012, Mr. Yost served as Chief Commercial Officer for EKR Therapeutics, Inc., a specialty pharmaceutical company. From October 2010 to April 2011, he was the head of Sales and Marketing at PacificCord, a stem cell storage biotechnology company. From October 2008 to June 2010, Mr. Yost served as General Manager for the Western U.S. Operating Unit of Novartis AG, a pharmaceutical company. From November 2003 to September 2008, Mr. Yost served as President for Innovex North America, a pharmaceutical sales and marketing services division of Quintiles Transnational Corporation. From February 1998 to November 2003, he held various positions at Schering-Plough Corporation, a pharmaceutical manufacturing company, which included Vice President in the Acute Coronary Syndromes Business Unit, General Manager of Commercial and Manufacturing Operations in Portugal, Vice President of Managed Care and Vice President of the Cardiovascular Business Unit. Earlier in his career he worked for Boehringer Mannheim and Eli Lilly and Company. He is also currently a member of the board of directors of InSite Vision, Inc., a public company. Mr. Yost received his Bachelor’s degree in pharmacy from Purdue University.

Dean Hakanson, M.D. has served as our Chief Medical Officer since April 2015. From May 2010 to March 2015, Dr. Hakanson served as Vice President and Head of Health Economics and Outcomes Research for U.S. Medical and Regulatory Affairs, and from July 2009 to May 2010 as Vice President and Medical Head of the Western U.S. Operating Unit, for Novartis AG, a pharmaceutical company. From January 2008 to July 2009, Dr. Hakanson served as Vice President of Healthcare Access for Bristol-Myers Squibb Company, a manufacturer of prescription pharmaceuticals. From June 2005 to January 2008, Dr. Hakanson served as Head of Value-Based Health Care/Payer Field Team for Genentech, Inc., a biotechnology corporation which is now a division of F. Hoffman-La Roche AG. From 1998 to 2005, he held various positions at GlaxoSmithKline plc, a pharmaceutical and consumer healthcare company, which included Vice President, Medical Affairs Commercial Operations and Vice President of Managed Markets, National Accounts. Earlier in his career he practiced clinical medicine in critical care at John C. Lincoln IDS and Tenet Healthcare Corporation. He is also currently a Diplomat of the American Association for Physician Leadership and a Diplomat of the American Board of Anesthesiology and American Society of Anesthesiologists, and is licensed to practice medicine in California and Arizona. Dr. Hakanson received his Bachelor’s degree in cellular physiology and physics from the University of Denver, a Medical degree from the University of Colorado School of Medicine, anesthesiology residency training at the University of Michigan and training in critical care at the University of California, Davis Medical Center.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer other than the Chief Executive Officer, as well as each individual compensation component. Our compensation committee makes recommendations to our board of directors regarding compensation for the Chief Executive Officer. The independent members of our board of directors make the final decisions regarding executive compensation for the Chief Executive Officer.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2014, our compensation committee retained Radford, a national compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Accordingly, Radford now serves at the discretion of our compensation committee. Our compensation committee engaged Radford to assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

Our named executive officers for 2014, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

•	David A. Weber, Ph.D., President and Chief Executive Officer;

•	Paul E. Cayer, Chief Financial and Business Officer, and Secretary; and

•	Anthony J. Yost, Chief Commercial Officer.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2013 and 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	Total ($)
David A. Weber, Ph.D.	2014	$455,188	$237,500	$4,097,840	$4,790,528
President and Chief Executive Officer	2013	428,500	107,125	559,052	1,094,677

Anthony J. Yost (3)	2014	68,472	—	2,826,684	2,895,156
Chief Commercial Officer	2013	—	—	—	—

Paul E. Cayer	2014	331,711	140,000	1,771,134	2,242,845
Chief Financial and Business Officer, and Secretary	2013	305,000	61,000	180,467	546,467

(1)	This column reflects bonus payments earned in 2013 and 2014.
(2)

This column reflects the aggregate grant date fair value of stock options granted during 2013 and 2014 computed in accordance with the provisions of Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation. The assumptions that we used to calculate these amounts are discussed in Note 9 to our audited consolidated financial statements for the year ended December 31, 2014 included in our Annual Report on Form 10-K for the year ended December 31, 2014. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(3)	Mr. Yost joined the Company on October 20, 2014.

Outstanding Equity Awards at Fiscal Year-End 2014

The following table provides information regarding equity awards held by our named executive officers as of December 31, 2014.

	Option Awards
	Vesting Commencement Date	Number of Securities Underlying Unexercised Options				Option Exercise Price	Option Expiration Date
Name		Exercisable		Unexercisable
David A. Weber, Ph.D.	11/21/10	95,420	(1)	—		$3.17	11/21/20
	5/18/11	57,414	(2)	—		$3.17	6/15/21
	9/1/13	250,951	(3)	170,454		$1.76	12/20/23
	4/23/2014	242,747	(4)	—		$6.33	6/3/24
	12/11/14	—		130,000	(5)	$34.12	12/11/24
Paul E. Cayer	6/16/10	8,532	(6)	—		$2.82	6/16/20
	11/19/10	29,863	(7)	—		$3.17	11/19/20
	9/18/12	11,198	(8)	8,710		$1.06	9/18/22
	9/1/13	44,231	(9)	97,310		$1.76	12/20/23
	4/23/2014	—	(10)	85,039		$6.33	6/3/24
	12/11/14	—	(11)	60,000		$34.12	12/11/24
Anthony J. Yost	10/20/14	—	(12)	180,000		$22.74	10/20/24

(1)	The option vested with respect to 25% of the shares subject to the option on November 21, 2011, and 1/36th of the remaining shares subject to the option vested monthly thereafter subject to continued service through each vesting date. All of the shares underlying this option are subject to an early exercise provision.
(2)	The option vested with respect to 25% of the shares subject to the option on May 18, 2012, and 1/36th of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date. All of the shares underlying this option are subject to an early exercise provision.
(3)	The option vests with respect to 25% of the shares subject to the option on September 1, 2014, and 1/36th of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date. 210,938 shares underlying this option are subject to an early exercise provision, of which 17,064 shares were early exercised on February 15, 2014.
(4)	The option vests with respect to 25% of the shares subject to the option on April 23, 2015, and 1/36th of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date. All of the shares underlying this option are subject to an early exercise provision.
(5)	The option vests with respect to 25% of the shares subject to the option on December 11, 2015, and 1/36th of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date.
(6)	The option vested with respect to 25% of the shares subject to the option on June 16, 2011, and 1/36th of the remaining shares subject to the option vested monthly thereafter subject to continued service through each vesting date.
(7)	The option vested with respect to 25% of the shares subject to the option on November 19, 2011, and 1/36th of the remaining shares subject to the option vested monthly thereafter subject to continued service through each vesting date.
(8)	The option vested with respect to 25% of the shares subject to the option on September 18, 2013, and 1/36th of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date.
(9)	The option vests with respect to 25% of the shares subject to the option on September 1, 2014, and 1/36th of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date.
(10)	The option vests with respect to 25% of the shares subject to the option on April 23, 2015, and 1/36th of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date.
(11)	The option vests with respect to 25% of the shares subject to the option on December 11, 2015, and 1/36th of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date.
(12)	The option vests with respect to 25% of the shares subject to the option on October 20, 2015, and 1/36th of the remaining shares subject to the option vest monthly thereafter subject to continued service through each vesting date.

Executive Employment Agreements

David A. Weber, Ph.D.

We have entered into an employment agreement with Dr. Weber effective as of the effective date of our initial public offering. The employment agreement has an initial term of 4 years, subject to earlier termination as provided in the employment agreement. Unless either party gives at least 90 days’ notice prior to the expiration of the initial term or the then-current additional term, as applicable, the employment agreement shall be renewed for an additional term of 1 year, in each case, commencing on the expiration of the initial term or the then-current additional term, as the case may be, subject to earlier termination as provided in the employment agreement. In the event of a “change of control” (as defined in the employment agreement), if there is less than 12 months remaining in the initial term or then-current additional term, as applicable, the term will automatically extend until the 12 month anniversary following the change of control. Pursuant to the agreement, Dr. Weber will continue to serve as our President and Chief Executive Officer on an “at will” basis. Dr. Weber’s employment agreement provides for a base salary of $475,000, which was subsequently increased to $500,000 effective as of January 1, 2015, eligibility to receive an annual performance bonus with the target amount determined as 50% of Dr. Weber’s annual base salary, and eligibility to participate in employee benefit or group insurance plans maintained from time to time by us. Dr. Weber’s employment agreement also provides that he will continue to serve as a member of our board of directors during the term of his employment subject to board and/or stockholder approval.

Pursuant to the employment agreement of Dr. Weber, if we terminate the employment of Dr. Weber other than for death, disability, or “cause” or Dr. Weber resigns for “good reason” (as such terms are defined in Dr. Weber’s employment agreement), and, within 60 days following his termination, Dr. Weber executes a waiver and release of claims in our favor and resigns from all positions he may hold as an officer or director, Dr. Weber is entitled to receive (i) continuing payments of his then-current base salary for a period of 12 months, payable pursuant to our regular payroll procedures, (ii) an amount equal to a pro rata portion of his target annual bonus for the year of termination, payable in accordance with our regular payroll procedures, (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for him and his respective dependents for up to 12 months, and (iv) additional vesting and exercisability as to any outstanding equity awards held by him as if he had remained our employee for an additional 24 months.

Pursuant to the employment agreement of Dr. Weber, if, within the 3 month period prior to or the 12 month period following a “change of control” (as defined in Dr. Weber’s employment agreement), the employment of Dr. Weber is terminated under the circumstances described in the above paragraph and, within 60 days following his termination, Dr. Weber executes a waiver and release of claims in our favor and resigns from all positions he may hold as an officer or director, Dr. Weber is entitled to receive (i) a lump sum payment equal to 18 months of his then-current base salary, payable pursuant to our regular payroll procedures, (ii) a lump sum payment equal to 150% of the higher of (x) his full target annual bonus for the fiscal year of termination, or (y) his full target annual bonus for the fiscal year in which the change of control occurs, payable pursuant to our regular payroll procedures, (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for him and his respective dependents for up to 18 months, and (iv) vesting acceleration of 100% with respect to any outstanding equity awards held by him on the date of his termination.

In the event any payment to Dr. Weber pursuant to his employment agreement would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as amended, or the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), Dr. Weber will receive such payment as would entitle him to receive the greatest after-tax benefit, even if it means that we pay him a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

Paul E. Cayer

We have entered into an employment agreement with Mr. Cayer effective as of the effective date of our initial public offering. The employment agreement has an initial term of 4 years, subject to earlier termination as provided in the employment agreement. Unless either party gives at least 90 days’ notice prior to the expiration of the initial term or the then-current additional term, as applicable, the employment agreement shall be renewed for an additional term of 1 year, in each case, commencing on the expiration of the initial term or the then-current additional term, as the case may be, subject to earlier termination as provided in the employment agreement. In the event of a “change of control” (as defined in the employment agreement), if there is less than 12 months remaining in the initial term or then-current additional term, as applicable, the term will automatically extend until the 12 month anniversary following the change of control. Pursuant to the agreement, Mr. Cayer will continue to serve as our Chief Financial and Business Officer on an “at will” basis. Mr. Cayer’s employment agreement provides for a base salary of $350,000, which was subsequently increased to $360,500 effective as of January 1, 2015, eligibility to receive an annual performance bonus with the target amount determined as 40% of Mr. Cayer’s annual base salary, and eligibility to participate in employee benefit or group insurance plans maintained from time to time by us.

Pursuant to the employment agreement of Mr. Cayer, if we terminate the employment of Mr. Cayer other than for death, disability, or “cause” or Mr. Cayer resigns for “good reason” (as such terms are defined in Mr. Cayer’s employment agreement), and, within 60 days following his termination, Mr. Cayer executes a waiver and release of claims in our favor and resigns from all positions he may hold as an officer or director, Mr. Cayer is entitled to receive (i) continuing payments of his then-current base salary for a period of 9 months, payable pursuant to our regular payroll procedures, (ii) an amount equal to a pro rata portion of his target annual bonus for the year of termination, payable in accordance with our regular payroll procedures, (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for him and his respective dependents for up to 9 months, and (iv) additional vesting and exercisability as to any outstanding equity awards held by him as if he had remained our employee for an additional 12 months.

Pursuant to the employment agreement of Mr. Cayer, if, within the 3 month period prior to or the 12 month period following a “change of control” (as defined in Mr. Cayer’s employment agreement), the employment of Mr. Cayer is terminated under the circumstances described in the above paragraph and, within 60 days following his termination, Mr. Cayer executes a waiver and release of claims in our favor and resigns from all positions he may hold as an officer or director, Mr. Cayer is entitled to receive (i) a lump sum payment equal to 12 months of his then-current base salary, payable pursuant to our regular payroll procedures, (ii) a lump sum payment equal to the higher of (x) his full target annual bonus for the fiscal year of termination, or (y) his full target annual bonus for the fiscal year in which the change of control occurs, payable pursuant to our regular payroll procedures, (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for him and his respective dependents for up to 12 months, and (iv) vesting acceleration of 100% with respect to any outstanding equity awards held by him on the date of his termination.

In the event any payment to Mr. Cayer pursuant to his employment agreement would be subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), Mr. Cayer will receive such payment as would entitle him to receive the greatest after-tax benefit, even if it means that we pay him a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

Anthony J. Yost

We have entered into an employment agreement with Mr. Yost, dated October 20, 2014. The employment agreement has an initial term of 4 years, subject to earlier termination as provided in the employment agreement. Unless either party gives at least 90 days’ notice prior to the expiration of the initial term or the then-current additional term, as applicable, the employment agreement shall be renewed for an additional term of 1 year, in each case, commencing on the expiration of the initial term or the then-current additional term, as the case may be, subject to earlier termination as provided in the employment agreement. In the event of a “change of control” (as defined in the employment agreement), if there is less than 12 months remaining in the initial term or then-current additional term, as applicable, the term will automatically extend until the 12 month anniversary following the change of control. Pursuant to the agreement, Mr. Yost will continue to serve as our Chief Commercial Officer on an “at will” basis. Mr. Yost’s employment agreement provides for a base salary of $340,000, eligibility to receive an annual performance bonus with the target amount determined as 40% of Mr. Yost’s annual base salary, and eligibility to participate in employee benefit or group insurance plans maintained from time to time by us.

Pursuant to the employment agreement of Mr. Yost, if we terminate the employment of Mr. Yost other than for death, disability, or “cause” or Mr. Yost resigns for “good reason” (as such terms are defined in Mr. Yost’s employment agreement), and, within 60 days following his termination, Mr. Yost executes a waiver and release of claims in our favor and resigns from all positions he may hold as an officer or director, Mr. Yost is entitled to receive (i) continuing payments of his then-current base salary for a period of 9 months, payable pursuant to our regular payroll procedures, (ii) an amount equal to a pro rata portion of his target annual bonus for the year of termination, payable in accordance with our regular payroll procedures, (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for him and his respective dependents for up to 9 months, and (iv) additional vesting and exercisability as to any outstanding equity awards held by him as if he had remained our employee for an additional 12 months.

Pursuant to the employment agreement of Mr. Yost, if, within the 3 month period prior to or the 12 month period following a “change of control” (as defined in Mr. Yost’s employment agreement), the employment of Mr. Yost is terminated under the circumstances described in the above paragraph and, within 60 days following his termination, Mr. Yost executes a waiver and release of claims in our favor and resigns from all positions he may hold as an officer or director, Mr. Yost is entitled to receive (i) a lump sum payment equal to 12 months of his then-current base salary, payable pursuant to our regular payroll procedures, (ii) a lump sum payment equal to the higher of (x) his full target annual bonus for the fiscal year of termination, or (y) his full target annual bonus for the fiscal year in which the change of control occurs, payable pursuant to our regular payroll procedures, (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for him and his respective dependents for up to 12 months, and (iv) vesting acceleration of 100% with respect to any outstanding equity awards held by him on the date of his termination.

In the event any payment to Mr. Yost pursuant to his employment agreement would be subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), Mr. Yost will receive such payment as would entitle him to receive the greatest after-tax benefit, even if it means that we pay him a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

Equity Compensation Plan Information

The following table provides information as of December 31, 2014 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights		Weighted Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column)
Equity compensation plans approved by security holders
2010 Equity Incentive Plan (1)	2,043,577	(4)	$3.48	—
2014 Equity Incentive Plan (2)	663,900	(5)	$30.89	1,953,059
2014 Employee Stock Purchase Plan (3)	—		—	380,000
Equity compensation plans not approved by security holders	—		—	—
TOTAL	2,707,477		$10.20	2,333,059

(1)	Our board of directors adopted, and our stockholders approved, the 2010 Equity Incentive Plan, as amended, or 2010 Plan. As a result of our initial public offering and the adoption of the 2014 Equity Incentive Plan, we no longer grant awards under the 2010 Plan; however, all outstanding options issued pursuant to the 2010 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised or are repurchased, the shares of common stock subject to such awards will become available for issuance under the 2014 Equity Incentive Plan.
(2)	Our board of directors adopted, and our stockholders approved, the 2014 Equity Incentive Plan, or 2014 Plan, which became effective on August 11, 2014 in connection with our initial public offering. A total of 2,606,875 shares of common stock were initially authorized for issuance under the 2014 Plan, including 386,875 shares of common stock previously available for issuance under the 2010 Plan. Shares reserved for issuance under the 2010 Plan that were not subject to outstanding awards at the completion of our initial public offering or which are subject to awards granted under the 2010 Plan and subsequently expire, terminate or are forfeited to us, are added to the 2014 Plan. In addition, the 2014 Plan provides that the number of shares available for issuance under the 2014 Plan will be increased on the first day of each fiscal year beginning with the 2015 fiscal year, in an amount equal to the least of (i) 2,500,000 shares, (ii) five percent (5.0%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our board of directors may determine.
(3)	Our board of directors adopted, and our shareholders approved, the 2014 Employee Stock Purchase Plan, or ESPP, which became effective August 12, 2014 in connection with our initial public offering. A total of 380,000 shares of common stock were initially authorized for issuance under the ESPP. The ESPP provides that the number of shares available for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the 2015 fiscal year, in an amount equal to the least of (i) 800,000 shares, (ii) one and one-half percent (1.5%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as may be determined by our board of directors.
(4)	Consists of options to purchase 2,043,577 shares.
(5)	Consists of options to purchase 663,900 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 1, 2015 for:

•	each of our directors and nominees for director;

•	each of our named executive officers;

•	all of our current directors and executive officers as a group; and

•	each person or group who beneficially owned more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 24,128,977 shares of our common stock outstanding as of April 1, 2015. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 1, 2015, or issuable pursuant to restricted stock units that are subject to vesting conditions expected to occur within 60 days of April 1, 2015, to be outstanding and to be beneficially owned by the person holding the stock option or restricted stock units for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Otonomy, Inc., 6275 Nancy Ridge Drive, Suite 100, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with Avalon Ventures (1)	2,406,212	9.9%
OrbiMed Private Investments IV, LP. (2)	2,256,398	9.4%
Novo A/S (3)	2,175,025	9.0%
TPG Biotechnology Partners III, L.P. (4)	2,159,335	8.9%
Prudential Financial, Inc. (5)	1,746,549	7.2%
Entities affiliated with Domain Associates (6)	1,591,038	6.6%

Directors and Executive Officers:
David A. Weber, Ph.D. (7)	692,082	2.8%
Paul E. Cayer (8)	140,782	*
Anthony J. Yost (9)	—	—
Peter Bisgaard (10)	—	—
Vickie Capps (11)	42,242	*
Brian Dovey (12)	1,591,038	6.6%
Chau Q. Khuong (13)	2,256,398	9.4%
Jay Lichter, Ph.D. (14)	2,406,212	9.9%
John P. McKearn, Ph.D. (15)	1,009,888	4.2%
George J. Morrow (16)	—	—
Heather Preston, M.D (17)	—	—
All current directors and executive officers as a group (14 persons) (18)	8,325,021	33.0%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1)	Based on information set forth in a Schedule 13D filed with the SEC by entities affiliated with Avalon Ventures on August 28, 2014, these shares consist of (i) 141,060 shares issuable upon the exercise of warrants held by Avalon Ventures VIII, L.P. (“Avalon VIII”), (ii) 1,450,179 shares held by Avalon VIII and (iii) 814,973 shares held by Avalon Ventures X, L.P. (“Avalon X”). Kevin Kinsella, Stephen Tomlin, Richard Levandov, Braden Bohrmann, Douglas Downs and Jay Lichter, Ph.D. are managing directors of Avalon X and Avalon VIII and share voting and dispositive power over the shares held by each entity. Each disclaims beneficial ownership of the securities reported herein except to the extent of his pecuniary interest therein. The address for these entities is 1134 Kline Street, La Jolla, California 92037.
(2)	Based on information set forth in a Schedule 13D filed with the SEC by individuals and entities affiliated with OrbiMed Private Investments IV, LP (“OrbiMed”) on January 30, 2015, these shares consist of 2,256,398 shares held by OrbiMed. OrbiMed Capital GPV LLC (“OrbiMed Capital”) is the sole general partner of OrbiMed. OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of OrbiMed Capital. OrbiMed Capital and OrbiMed Advisors may be deemed to have beneficial ownership of the shares held by OrbiMed. Samuel D. Islay is the managing member of and owner of a controlling interest in OrbiMed Advisors and as such may be deemed to have beneficial ownership of the shares held by OrbiMed. Chau Khuong, one of our directors, is employed as a Private Equity Partner at OrbiMed Advisors. Each of OrbiMed Capital, OrbiMed Advisors, Mr. Islay and Mr. Khuong disclaims beneficial ownership of the shares held by OrbiMed except to the extent of its or his pecuniary interest therein, if any. The address for these entities is 601 Lexington Avenue, 54th floor, New York, New York 10022.
(3)	Based on information set forth in a Schedule 13G filed with the SEC by Novo A/S, a Danish limited liability company (“Novo”), on August 28, 2014, these shares consist of 2,175,025 shares held by Novo. The board of directors of Novo consists of Sten Scheibye, Göran Ando, Jeppe Christiansen, Steen Riisgaard and Per Wold-Olsen, who have shared investment and voting control with respect to the shares held by Novo and may exercise such control only with the support of a majority of the members of the Novo board of directors. No individual member of the Novo board of directors is deemed to hold any beneficial ownership or reportable pecuniary interest in the shares held by Novo. Peter Bisgaard, one of our directors, is employed as a partner of Novo Ventures (US) Inc., a consultant to Novo, and is not deemed to beneficially own the shares held by Novo. The address for Novo is Tuborg Havnevej 19, 2900 Hellerup, Denmark.
(4)	Based on information set forth in a Schedule 13G filed with the SEC by individuals and entities affiliated with TPG Biotechnology Partners III, L.P. (“TPG Biotech”) on February 13, 2015, these shares consist of 2,159,335 shares held by TPG Biotech. The general partner of TPG Biotech is TPG Biotechnology GenPar III, L.P., a Delaware limited partnership, whose general partner is TPG Biotechnology GenPar III Advisors, LLC, a Delaware limited liability company, whose sole member is TPG Holdings I, L.P., a Delaware limited partnership, whose general partner is TPG Holdings I-A, LLC, a Delaware limited liability company, whose sole member is TPG Group Holdings (SBS), L.P., a Delaware limited partnership, whose general partner is TPG Group Holdings (SBS) Advisors, Inc., a Delaware corporation. David Bonderman and James G. Coulter are officers and sole stockholders of TPG Group Holdings (SBS) Advisors, Inc. and may therefore be deemed to be the beneficial owners of the securities held by the TPG Biotech. Messrs. Bonderman, Coulter disclaim beneficial ownership of the securities reported herein except to the extent of their pecuniary interest therein. The address of each of TPG Group Holdings (SBS) Advisors, Inc. and Messrs. Bonderman and Coulter is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.
(5)	Based on information set forth in a Schedule 13G filed with the SEC by Prudential Financial, Inc. (“Prudential”) on February 17, 2015 and a Schedule 13G filed with the SEC by Jennison Associates LLC (“Jennison”) on February 10, 2015, these shares consist of (1) 1,745,189 shares beneficially owned by Jennison, of which 501,907 are held by Jennison Global Healthcare Master Fund, Ltd., and (2) 1,360 shares beneficially own by Quantitative Management Associates LLC. Prudential is a parent holding company and the indirect parent of Jennison and Quantitative Management Associates LLC. Jennison furnishes investment advice to several investment companies, insurance separate accounts, and institutional clients (“Managed Portfolios”). As a result of its role as investment adviser of the Managed Portfolios, Jennison may be deemed to be the beneficial owner of the shares held by such Managed Portfolios. Prudential indirectly owns 100% of equity interests of Jennison. As a result, Prudential and Jennison may be deemed to share voting and dispositive power with respect to the shares held by the Managed Portfolios.
(6)	Based on information set forth in a Schedule 13G filed with the SEC by individuals and entities affiliated with Domain Associates on February 5, 2015, these shares consist of (i) 1,579,323 shares held by Domain Partners VIII, L.P. (“Domain”) and (ii) 11,715 shares held by DP VIII Associates, L.P. (“DP”). One Palmer Square Associates VIII, LLC (“One Palmer Square”) is the general partner of Domain and DP, and the Managing Members of One Palmer Square share voting and investment power with respect to the shares held by Domain and DP. Brian Dovey, one of our directors, James C. Blair, Jesse I. Treu, Kathleen K. Schoemaker, Brian K. Halak and Nicole Vitullo (collectively, the “Managing Members”) are each Managing Members of One Palmer Square. The Managing Members disclaim beneficial ownership except to the extent of their pecuniary interest therein. The address of these entities is One Palmer Square, Suite 515, Princeton, New Jersey 08542.
(7)	Consists of (i) 670,206 shares held by Dr. Weber issuable upon the exercise of options that are exercisable within 60 days of April 1, 2015, of which 324,000 are fully vested as of April 1, 2015, (ii) 4,812 shares held by The Weber Trust Dated March 9, 2005, for which Dr. Weber serves as a trustee and (iii) 17,064 shares held of record by Dr. Weber.
(8)	Consists of (i) 133,672 shares issuable upon the exercise of options that are exercisable within 60 days of April 1, 2015, 106,863 of which fully vested as of April 1, 2015 and (ii) 7,110 shares.
(9)	No shares are beneficially owned as of April 1, 2015.
(10)	Mr. Bisgaard is employed as a partner of Novo Ventures (US) Inc., a consultant to Novo A/S, and is not deemed to beneficially own the shares held by Novo A/S.

(11)	Consists of 42,242 shares, of which 10,961 shares may be repurchased by us at the original purchase price as of April 1, 2015.
(12)	Consists of the shares listed in footnote (6) above, which are held by entities affiliated with Domain Associates. Mr. Dovey, one of our directors, shares voting and investment power with respect to these shares.
(13)	Consists of the shares listed in footnote (2) above, which are held by OrbiMed. Mr. Khuong, one of our directors, is a Private Equity Partner at OrbiMed Advisors, the managing member of the general partner of OrbiMed. Mr. Khuong disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein, if any.
(14)	Consists of the shares listed in footnote (1) above, which are held by entities affiliated with Avalon Ventures. Dr. Lichter, one of our directors, shares voting and dispositive power with respect to these shares. Dr. Lichter disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(15)	Based on information set forth in a Schedule 13G filed with the SEC by individuals and entities affiliated with RiverVest Venture Partners on February 12, 2015, these shares consist of (i) 794,177 shares held by RiverVest Venture Fund II, L.P. (“RiverVest”) and (ii) 215,711 shares held by RiverVest Venture Fund II (Ohio), L.P. (“RiverVest (Ohio)”). John P. McKearn, Ph.D., one of our directors, is an Authorized Person of RiverVest Venture Partners II, LLC (“RiverVest Venture”), the general partner of RiverVest Partners II, L.P. RiverVest Partners II, L.P. is the sole member of RiverVest Venture Partners II (Ohio), LLC, the general partner of RiverVest (Ohio). RiverVest Partners II, L.P. is also the general partner of RiverVest. As an Authorized Person of RiverVest Venture and RiverVest 3x5 Special Opportunity Managers, LLC, Dr. McKearn may be deemed to share dispositive voting and investment power with respect to the shares held by such entities. Dr. McKearn disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of these entities is 7733 Forsyth Boulevard, Suite 1650, St. Louis, Missouri 63105.
(16)	Mr. Morrow joined our board of directors in April 2015. No shares are beneficially owned as of April 1, 2015.
(17)	Dr. Preston, one of our directors, is a TPG Partner. Dr. Preston has no voting power or investment power over and disclaims beneficial ownership of the securities held by TPG Biotech. Dr. Preston’s business address is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.
(18)	Consist of (i) 8,325,021 shares beneficially owned by our current executive officers and directors, of which 10,961 shares may be repurchased by us at the original exercise price as of April 1, 2015, (ii) 141,060 shares issuable upon the exercise of warrants and (iii) 981,726 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2015, of which 563,263 are fully vested as of April 1, 2015.

RELATED PERSON TRANSACTIONS

In the ordinary course of our business, we have entered into a number of transactions with our officers, directors and 5% or greater stockholders. We believe we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. We have adopted a formal written policy providing that our audit committee will be responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and (iii) in which a related person has or will have a direct or indirect interest. For purposes of this policy, a related person will be defined as a director, nominee for director, executive officer, or greater than 5% beneficial owner of our common stock and their immediate family members. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our audit committee.

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Other than as described below, there has not been, nor is there any currently proposed, transactions or series of similar transactions to which we have been or will be a party.

Series D Preferred Stock Financing

On April 23, 2014, we sold an aggregate of 4,126,080 shares of series D convertible preferred stock at a per share purchase price of $11.96 pursuant to a series D preferred stock purchase agreement for aggregate consideration of approximately $49.3 million. The participants in this preferred stock financing included certain of our officers, directors and holders of more than 5% of our capital stock or entities affiliated with them and certain other investors. The following table presents the aggregate number of shares of series D convertible preferred stock issued to these related parties in this preferred stock financing:

Name of Stockholder	Affiliated Director(s) or Officer(s)	Number of Series D Shares	Total Purchase Price($)
OrbiMed Private Investment IV, LP	Chau Q. Khuong	378,039	$4,519,236
Novo A/S	Peter Bisgaard	348,041	4,160,626
TPG Biotechnology Partners III, L.P.	Heather Preston, M.D.	348,041	4,160,626
Domain Associates (1)	Brian Dovey	188,214	2,250,000
RiverVest Venture Partners (2)	John P. McKearn, Ph.D.	179,426	2,144,946
Avalon Ventures (3)	Jay Lichter, Ph.D.	136,770	1,635,010
Vickie Capps	Vickie Capps	20,912	250,000
Harris Family Trust dated July 27, 2007	Jeffrey Harris, M.D., Ph.D. (4)	2,091	25,000
The Weber Trust Dated March 9, 2005	David A. Weber, Ph.D.	1,254	15,000

(1)	Consists of 186,828 shares of series D convertible preferred stock issued to Domain Partners VIII, L.P. and 1,386 shares of series D convertible preferred stock issued to DP VIII Associates, L.P.
(2)	Consists of 141,101 shares of series D convertible preferred stock issued to RiverVest Venture Fund II, L.P. and 38,325 shares of series D convertible preferred stock issued to RiverVest Venture Fund II (Ohio), L.P.
(3)	Consists of 136,770 shares of series D convertible preferred stock issued to Avalon Ventures X, L.P.
(4)	Dr. Harris resigned from our board of directors in March 2014.

Investors’ Rights Agreement

In connection with our sale and issuance of series D convertible preferred stock in April 2014, we entered into a third amended and restated investors’ rights agreement with the holders of our convertible preferred stock, including all of the holders of more than 5% of our capital stock or entities affiliated with them and with which certain of our directors are affiliated, Vickie Capps, a member of our board of directors, and an entity affiliated with David A. Weber, Ph.D., a member of our board directors and our President and Chief Executive Officer. This agreement provides, among other things, that certain holders of our common stock have the right to demand that we file a registration statement or request that their shares of our common stock be covered by a registration statement that we are otherwise filing, as well as certain information rights and rights of first refusal.

Participation in Initial Public Offering

Certain of our existing stockholders, who are affiliated with members of our board of directors, purchased shares in our initial public offering, at the initial public offering price. The following table presents the number of shares of common stock issued and sold to our affiliated entities at the initial public offering.

Purchaser	Affiliated Director(s)	Shares of Common Stock
Novo A/S	Peter Bisgaard	171,875
OrbiMed Private Investment IV, LP	Chau Q. Khuong	171,875
TPG Biotechnology Partners III, L.P.	Heather Preston, M.D.	171,875
Avalon Ventures X, L.P.	Jay Lichter, Ph.D.	109,375

Other Agreements

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into an indemnification agreement with each member of our board of directors and each of our officers. These agreements provide for the indemnification of our directors and officers for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

We have entered into employment agreements with certain of our executive officers that, among other things, provide for certain severance and change of control benefits. For a description of employment agreements with our named executive officers, see “Executive Compensation—Executive Employment Agreements.”

We have granted stock options to our named executive officers, other executive officers and certain of our directors. See “Executive Compensation—Executive Employment Agreements.”

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2014, all Section 16(a) filing requirements were satisfied on a timely basis.

Fiscal Year 2014 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2014 are included in our Annual Report on Form 10-K filed with the SEC on March 18, 2015 (File No. 333-202851). This proxy statement and our Annual Report are posted on the Investor Relations section of our website at www.otonomy.com/investors and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Otonomy, Inc., Attention: Investor Relations, 6275 Nancy Ridge Drive, Suite 100, San Diego, California 92121.

Company Website

We maintain a website at www.otonomy.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

PROPOSALS OF STOCKHOLDERS FOR 2016 ANNUAL MEETING

Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting must submit their proposals so that they are received at Otonomy’s principal executive offices no later than the close of business (5:30 p.m. Pacific Time) on January 12, 2016. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before the 2016 Annual Meeting of stockholders, a stockholder’s notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Secretary of Otonomy at its principal executive offices not less than 45 nor more than 75 days before the first anniversary of the date of the on which Otonomy first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s Annual Meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws must be received no earlier than February 26, 2016, and no later than the close of business (5:30 p.m. Pacific Time) on March 27, 2016, unless our Annual Meeting date occurs more than 30 days before or 60 days after June 19, 2016. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2016 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the Annual Meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.

To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. Otonomy will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.

Notices of intention to present proposals at the 2016 Annual Meeting of stockholders must be addressed to: Secretary, Otonomy, Inc., Inc., 6275 Nancy Ridge Drive, Suite 100, San Diego, California 92121. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

San Diego, California

April 30, 2015

OTONOMY, INC. 6275 NANCY RIDGE DRIVE SUITE 100 SAN DIEGO, CA 92121 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 0 0 0 1. Election of Directors Nominees 01 George J. Morrow 02 David A. Weber, Ph.D. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2 The ratification of the appointment of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal 0 0 0 year ending December 31, 2015 NOTE: In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 10K WRAP, Notice & Proxy Statement is/are available at www.proxyvote.com . OTONOMY, INC. Annual Meeting of Stockholders June 19, 2015 10:00 a.m., PDT This proxy is solicited by the Board of Directors The stockholders hereby appoints David A. Weber, Ph.D. and Paul E. Cayer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OTONOMY INC that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., PDT on June 19, 2015, at the law office of Wilson Sonsini Goodrich & Rosati, P.C. 12235 El Camino Real, Suite 200, San Diego, CA 92130, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations FOR proposals 1 and 2. Continued and to be signed on reverse side